UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 30, 2003


                      South Carolina Electric & Gas Company
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             (Exact name of registrant as specified in its charter)



        South Carolina               1-3375                   57-0248695
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(State or other jurisdiction      (Commission               (IRS Employer
  of incorporation)                File Number)             Identification No.)



1426 Main Street, Columbia, South Carolina                     29201
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(Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code: (803) 217-9000
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                                 Not applicable
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          (Former name or former address, if changed since last report)












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Item 5. Other Events and Regulation FD Disclosure.

        On October 30, 2003, the registrant entered into an Underwriting Agreement with Wachovia Capital Markets, LLC, Banc of America Securities LLC and BNY Capital Markets, Inc. for the sale of $250,000,000 principal amount of its First Mortgage Bonds, 5.25% Series due November 1, 2018.

Item 7.  Financial Statements and Exhibits.

        (c)    Exhibits.

               1. Underwriting Agreement dated October 30, 2003 among South Carolina Electric & Gas Company, Wachovia Capital Markets, LLC, Banc of America Securities LLC and BNY Capital Markets, Inc.






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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    South Carolina Electric & Gas Company
                                             (Registrant)




October 31, 2003                      By: s/James E. Swan, IV
                                          James E. Swan, IV
                                          Controller

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                                  EXHIBIT INDEX
  Number


     1. Underwriting Agreement dated October 30, 2003 among South Carolina Electric & Gas Company, Wachovia Capital Markets, LLC, Banc of America Securities LLC and BNY Capital Markets, Inc.